EXHIBIT 23.1
Consent of Independent Registered Public Accounting Firm
We consent to the incorporation by reference in the following Registration Statements:

(1)	Registration Statement No. 333-61520 on Form S-8, dated May 23, 2001

(2)	Registration Statement No. 333-121420 on Form S-8, dated December 17, 2004

(3)	Registration Statement No. 333-125297 on Form S-8, dated May 27, 2005

(4)	Registration Statement No. 333-127991 on Form S-8, dated August 31, 2005

(5)	Registration Statement No. 333-132820 on Form S-8, dated March 29, 2006

(6)	Registration Statement No. 333-135519 on Form S-8, dated June 30, 2006

(7)	Registration Statement No. 333-135521 on Form S-8, dated June 30, 2006

(8)	Registration Statement No. 333-136731 on Form S-8, dated August 18, 2006

(9)	Registration Statement No. 333-147419 on Form S-8, dated November 15, 2007

(10)	Registration Statement No. 333-147421 on Form S-8, dated November 15, 2007

(11)	Registration Statement No. 333-149967 on Form S-8, dated March 28, 2008

(12)	Registration Statement No. 333-156266 on Form S-8, dated December 18, 2008

(13)	Registration Statement No. 333-156267 on Form S-8, dated December 18, 2008

(14)	Registration Statement No. 333-161164 on Form S-8, dated August 7, 2009

(15)	Registration Statement No. 333-165460 on Form S-8, dated March 12, 2010

(16)	Registration Statement No. 333-168688 on Form S-8, dated August 9, 2010

(17)	Registration Statement No. 333-172430 on Form S-8, dated February 25, 2011

(18)	Registration Statement No. 333-176148 on Form S-8, dated August 8, 2011

(19)	Registration Statement No. 333-179653 on Form S-8, dated February 23, 2012

(20)	Registration Statement No. 333-183120 on Form S-8, dated August 7, 2012;

of our reports dated February 21, 2013, with respect to the consolidated financial statements and schedule of Citrix Systems, Inc., and the effectiveness of internal control over financial reporting of Citrix Systems, Inc., included in this Annual Report (Form 10-K) of Citrix Systems, Inc. for the year ended December 31, 2012.
/s/ Ernst & Young, LLP
Certified Public Accountants

Boca Raton, Florida
February 21, 2013